UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2008

ST. LAWRENCE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-23266	38-3717938
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2370 Watson Court, Suite 110, Palo Alto, CA 94303
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (650) 585-6686

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

St. Lawrence Energy Corp. (the “Company”) is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K and Form 8-K/A filed with the Securities and Exchange Commission on May 9, 2008 and May 19, 2008, respectively.

On May 5, 2008, the Company’s certifying accountant, Michael F. Cronin, CPA (“Cronin CPA”) resigned and the Company signed an engagement letter dated May 5, 2008 with Rosen Seymour Shapss Martin & Company (“RSSM”) as the Company’s new certifying accountant for the year ending December 31, 2008, subject to RSSM’s acceptance of the engagement. On July 1, 2008, RSSM concluded that it would not accept the engagement to audit the Company for the year ending December 31, 2008. On July 2, 2008, the Company re-engaged Cronin CPA as its certifying accountant. The decision to engage Cronin CPA was approved by the Company's Board of Directors on July 2, 2008.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

In May and June, discussions between an authorized officer and the Company’s auditor began regarding the transactions described in that Form 8-K filed on January 14, 2008 (the “January Form 8-K”) and the matters disclosed in Item 4.02(a) of Form 8-K. On August 5, 2008, the Company’s officers, directors and Cronin CPA concluded that the transactions described in the January Form 8-K and reflected in the Company’s financial statements set forth on that annual report on Form 10-KSB for the year ended December 31, 2007 filed on April 11, 2008 (“2007 Form 10-KSB”) have not been consummated as previously described in those filings and that the financial statements in the 2007 Form 10-KSB should not be relied upon. The exchange of consideration for the transactions described in the January Form 8-K has not been provided and, accordingly, no shares have been delivered to nor delivered by the Company pursuant to the agreements identified in the January Form 8-K.

As a result, the Company intends to restate its financial statements by amendment of its 2007 Form 10KSB and estimates that it will be in a position to file such restated financial statements by the end of September 2008.

The Company’s certifying officer has considered the effect on the adequacy of its disclosure controls and procedures as of the end of the period covered by its Form 10-KSB for the years ended December 31, 2007 and 2006 in light of the error that was disclosed. As a result of this consideration, the Company has allocated additional funds and personnel to improve disclosure controls and procedures as of its quarter ended March 31, 2008.

Contemporaneously with the filing of the Company’s Form 8-K filed on August 7, 2008, the Company filed its Form 10-QSB for the period ended March 31, 2008. The financial statements in the Form 10-QSB properly reflect the transactions described above as uncompleted.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 19, 2008

ST. LAWRENCE ENERGY CORP.

By:	/s/ W. Benjamin Garst, Jr.
W. Benjamin Garst, Jr.
Chief Executive Officer and Chief Financial Officer